MASTER AMENDING AGREEMENT

THIS AGREEMENT effective as of the 29th day of June, 2011 (the “Effective Date”).

AMONG:

KUNEKT CORPORATION, a corporation governed by the laws of the State of Nevada and having an office at Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(“Kunekt”)

AND:

YA ZHU SILK, INC., a corporation governed by the laws of the State of Nevada and having an office at 112 North Curry Street, Carson City, Nevada, USA 89703

(“YaZhu”)

AND:

AMS-INT ASIA LIMITED, a company incorporated under the laws of Hong Kong and having an address at Unit 04,7/F, Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong

(“AMS”)

AND:

MATT LI, a businessman with a business address 7-11771, Horseshoe Way, Richmond, BC, V7A 4V4

(“Li”)

AND:

FERNGRUI YUE, a businessman with a business address 1607-LanBao Bldg, Xi Da Wang Lu, Chaoyang District, Beijing, China

(“Yue”)

AND:

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC., a company incorporated under the laws of PRC, with its head office located at 1607, Lanbao International Center, West of Dawang Rd, Chaoyang District, Beijing China

(“Yiyueqiji”)

AND:

GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC., a company incorporated under the laws of PRC, with its head office located at Level 4 – Annex Building, GuangPu Xi Lu, Science City, Development Zone, GuangZhou, China

(“XinWei”)

AND:

MARK BRUK, a businessman with a business address #302 – 738 Broughton Street, Vancouver, BC, Canada V6G3A7

(“Bruk”)

WHEREAS:

A.

AMS, Yue, XinWei, and Kunekt entered into a share exchange agreement (the “Yu Share Exchange Agreement”) dated January 20, 2011, as amended March 31, 2011, whereby Kunekt agreed to acquire (the “Yu Acquisition”) all of the shares held by Yue in the capital of AMS in exchange for the issuance of a total of 2,400,000 common shares in the capital stock of Kunekt and 60,480 preferred shares in the capital stock of Kunekt (collectively, the “Yu Kunekt  Shares”);

B.

Kunekt and Yue entered into a share vesting and repurchase option agreement (the “Yu Vesting Agreement”) dated March 31, 2011, whereby Yue agreed that the Yu Kunekt Shares would be subject to a release schedule and all unreleased shares could be bought back by Kunekt for nominal consideration;

C.

AMS, Li, Yiyueqiji, and Kunekt entered into a share exchange agreement (the “Li Share Exchange Agreement”) dated January 20, 2011, as amended March 31, 2011, whereby Kunekt agreed to acquire (the “Li Acquisition”) all of the shares held by Li in the capital of AMS in exchange for the issuance of a total of 27,600,00 common shares in the capital stock of Kunekt and 695,520 preferred shares in the capital stock of Kunekt (collectively, the “Li Kunekt  Shares”);

D.

Kunekt and Li entered into a share vesting and repurchase option agreement (the “Li Vesting Agreement”) dated March 31, 2011, whereby Li agreed that the Li Kunekt Shares would be subject to a release schedule and all unreleased shares could be bought back by Kunekt for nominal consideration;

E.

Kunekt and Yiyueqiji entered into an exclusive distribution and sales agency agreement (the “Yiyueqiji Agreement”) dated March 24, 2011, whereby Kunekt obtained the exclusive rights for the world to market, distribute and sell certain products and services in consideration of Kunekt marketing the products and services under its Kunekt brand and transferring management skills in smartphones to Yiyueqiji;

F.

Kunekt and XinWei entered into an exclusive distribution and sales agency agreement (the “XinWei Agreement”) dated March 27, 2011, whereby Kunekt obtained the exclusive rights for the world to market, distribute and sell certain products and services in consideration of Kunekt marketing the products and services under its Kunekt brand and transferring management skills in smartphones to XinWei;

G.

The Yue Share Exchange Agreement, Yu Vesting Agreement, Li Share Exchange Agreement, Li Vesting Agreement, Yiyueqiji Agreement, and XinWei Agreement (collectively, the “Agreements”) are subject regulatory approval (“Regulatory Approval”), including a variation of a temporary cease trade order issued by the British Columbia Securities Commission;

H.

Kunekt has been unable to obtain Regulatory Approval and the parties to the Agreements wish to confirm the Agreements are no longer valid;

I.

 Yue and Li wish to sell all of their shares of AMS to YaZhu;

J.

Kunekt wishes to sell all of its assets to YaZhu (the “Sale”) in consideration of the issuance of 2,480,000 shares of common stock of YaZhu, before a proposed 25 to 1 forward stock split (each pre-split share, a “YaZhu Share”);

K.

The Sale requires the approval of the shareholders of Kunekt (“Shareholder Approval”); and

L.

While Kunekt obtains Shareholder Approval, which in no way affects Yue’s and Li’s wish to sell all of their shares of AMS to YaZhu, Kunekt wishes to license, on a non-exclusive basis, certain of its assets to AMS in consideration of the payment to Kunekt of royalties of one half of one percent of the total amount of revenue produced by AMS less the direct costs paid for producing the revenue.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Confirmation and Termination

1.1

On the Effective Date, the Parties hereby agree and confirm that the Agreements are not valid and effective and are hereby terminated and cancelled, including all obligations thereunder, and the parties to the Agreements remises, releases and forever discharges the other parties to the Agreements and their respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Agreements.

2.

Share Exchange Agreements

2.1

On the Effective Date, YaZhu Yue and XinWei shall enter into a share exchange agreement attached hereto as Schedule “A”.

2.2

On the Effective Date, YaZhu Li and Yiyueqiji shall enter into a share exchange agreement attached hereto as Schedule “B”.

3.

Registration Rights

3.1

It is a condition precedent to the rights and obligations of the parties under this Agreement that the parties enter into the registration rights agreement (the “Registration Rights Agreement”) as set out in Schedule “C” on or before the Effective Date.

3.2

The definition of the “Closing”, as it pertains to the Registration Rights Agreement, means the date that is five business days after the date that AMS, Yiyueqiji and Xinwei provide YaZhu with the information necessary and in the proper form to file a Current Report on Form 8-K that contains Form 10 information about YaZhu after the acquisition of AMS, as required by Item 2.01(f) of Form 8-K, including the consolidated audited financial statements for AMS, Yiyueqiji, and Xinwei.

4.

Purchase of Kunekt Assets

4.1

On the Effective Date, Kunekt and AMS shall enter into the license agreement attached hereto as Schedule “D”.

4.2

On the Effective Date, Kunekt and YaZhu shall enter into an asset purchase agreement (the “Asset Purchase Agreement”), attached hereto as Schedule “E”.

4.3

If Kunekt completes a distribution of the YaZhu Shares to the shareholders of Kunekt, Bruk hereby agrees, within 10 days of the completion of such distribution, to cancel such number of YaZhu Shares such that Bruk will have no more than 148,917 YaZhu Shares.

5.

Miscellaneous

5.1

The Parties acknowledges that:

(a)

this Agreement was prepared by Clark Wilson LLP for Kunekt;

(b)

Clark Wilson LLP received instructions from the Kunekt and does not represent any other Party;

(c)

each of the Parties has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

(d)

each of the Parties has been given adequate time to obtain independent legal advice;

(e)

by signing this Agreement, each of the Parties confirms that he fully understands this Agreement; and

(f)

by signing this Agreement without first obtaining independent legal advice, that Party waives his right to obtain independent legal advice.

5.2

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

5.3

Words imparting the singular number include the plural and vice-versa and words imparting gender include the masculine, feminine and gender neutral as the context requires.

5.4

If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

5.5

The Parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

5.6

No amendment or waiver of any provision of this Agreement, nor any consent to any departure by the parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.7

Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by facsimile or similar means or recorded communication or hand delivery, and shall be effective when hand delivered or, in the case of facsimile or similar means of recorded communication, when received.

5.8

No failure on the part of the any of the Parties to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

5.9

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. The parties hereby submit to the exclusive jurisdiction of the courts of competent jurisdiction of the State of Nevada in any proceedings hereunder

5.10

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, and neither party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other, which consent may not be arbitrarily withheld.

5.11

Time shall be of the essence hereof.

5.12

This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS THEREOF this Agreement has been executed by the parties on the date first above written.

SIGNED, SEALED and DELIVERED by KUNEKT CORPORATION in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	KUNEKT CORPORATION Per: /s/ Mark Bruk MARK BRUK Authorized Signatory

SIGNED, SEALED and DELIVERED by YA ZHU SILK, INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	YA ZHU SILK, INC. Per: /s/ Ya Zhu YA ZHU Authorized Signatory

SIGNED, SEALED and DELIVERED by AMS-INT ASIA LIMITED in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	AMS-INT ASIA LIMITED Per: /s/ Fengrui Yue FENGRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by FENGRUI YUE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Fengrui Yue FENGRUI YUE

SIGNED, SEALED and DELIVERED by MATT LI in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Matt Li MATT LI

SIGNED, SEALED and DELIVERED by BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. Per: /s/ Jin Su JIN SU Authorized Signatory

SIGNED, SEALED and DELIVERED by GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. Per: /s/ Chengwu Zhu CHENGWU ZHU Authorized Signatory

SIGNED, SEALED and DELIVERED by MARK BRUK in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mark Bruk MARK BRUK